UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 4, 2014

PEOPLES BANCORP INC.
(Exact name of Registrant as specified in its charter)

Ohio	0-16772	31-0987416
(State or other jurisdiction	(Commission File	(I.R.S. Employer
of incorporation)	Number)	Identification Number)

138 Putnam Street, PO Box 738
Marietta, Ohio	45750-0738
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code:	(740) 373-3155

Not applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act
(17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act
(17 CFR 240.13e-4(c))

Item 1.01    Entry into a Material Definitive Agreement
On August 4, 2014, Peoples Bancorp Inc. (“Peoples”) entered into securities purchase agreements (the “Purchase Agreements”) with a limited number of institutional and other accredited investors (collectively, the “Purchasers”), to sell a total of 1,847,826 newly issued shares of Peoples’ common stock, no par value (“Common Stock”) at a purchase price of $23.00 per share, for an aggregate gross purchase price of approximately $42.5 million (the “Private Placement”). The net proceeds of the Private Placement, after placement agent discounts and commissions and estimated expenses, are approximately $40 million. The Private Placement is anticipated to close, subject to certain conditions noted in the Purchase Agreements, on August 7, 2014.

The foregoing description of the Purchase Agreements is a summary and is qualified in its entirety by reference to the Form of Securities Purchase Agreement filed as Exhibit 10.1 to this Current Report on Form 8-K and incorporated herein by reference.

Item 3.02    Unregistered Sales of Equity Securities
The information set forth in Item 1.01 concerning the offer and sale of the shares of Common Stock to the Purchasers pursuant to the Purchase Agreements is incorporated herein by reference. Such securities to be issued and sold under the Purchase Agreements in the transactions described in Item 1.01 were offered by Peoples in reliance upon an exemption from registration pursuant to Section 4(a)(2) of the Securities Act of 1933, as amended and Rule 506(b) of Regulation D thereunder.

Item 7.01    Regulation FD Disclosure
The executive officers of Peoples have used the materials filed herewith, in whole or in part, in one or more presentations to possible investors in connection with Peoples’ efforts to raise capital pursuant to the Private Placement. A copy of the investor presentation is attached hereto as Exhibit 99.1.

Peoples does not intend for this Item 7.01 or Exhibit 99.1 to be treated as “filed” for purposes of the Securities Exchange Act of 1934, as amended, or incorporated by reference into its filings under the Securities Act of 1933, as amended.

Item 8.01    Other Events
On August 4, 2014, Peoples announced that it has entered into an Agreement and Plan of Merger dated August 4, 2014 (“Merger Agreement”) with NB&T Financial Group, Inc. (“NB&T Financial”). The Merger Agreement calls for NB&T Financial to merge into Peoples, and for NB&T Financial's wholly owned subsidiary, The National Bank and Trust Company, which operates twenty-two branches in southwest Ohio, to merge into Peoples' wholly owned subsidiary, Peoples Bank, National Association.

A copy of the press release announcing the event is being furnished as Exhibit 99.2 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 9.01    Financial Statements and Exhibits

a) - c)
Not applicable

d) Exhibits
See Index to Exhibits.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PEOPLES BANCORP INC.

Date:	August 4, 2014	By:/s/	EDWARD G. SLOANE
Edward G. Sloane
Executive Vice President,
Chief Financial Officer and Treasurer

INDEX TO EXHIBITS

Exhibit Number	Description
10.1	Form of Securities Purchase Agreement
99.1	Investor Presentation
99.2	News Release issued by Peoples Bancorp Inc. on August 4, 2014